Valley Forge Fund, Inc.
                                                        1375 Anthony Wayne Dr.
                                                        Wayne PA 19087

                                                        December 31, 1999



Dear Shareholder:

Your Fund started 1999 at $8.32 per share. Results show that our net asset value pper share changed a little to $8.34 ($7.83 plus the $0.51 dividend) which represents an increase in value of about 0.2% this year.

We have positioned ourselves by moving into "value securities" whose earnings are growing, yet sell at price earning ratios on the order of 10. These stocks are currently greatly out of favor while hi tech issues are going wild. We think that sanity will prevail in the long run and feel confident that we will do well in 2000.

Financial figures for the year ended December 31, 1999 are attached.



Respectfully submitted,




Bernard B. Klawans
President





























                               VALLEY FORGE FUND, INC.
        SCHEDULE OF INVESTMENTS IN SECURITIES - YEAR ENDED DECEMBER 31, 1999
                                                  # Shares or
                                                   Princ Amt              Value
COMMON STOCKS:                  60.20%
 Chemicals                       7.53%
  Englehard Corporation                               8,000          $   151,000
  Hanna M. A. Co.                                    16,000              174,992
  Hercules Incorporated                               8,000              226,000
                                                                     -----------
                                                                         548,992
 Miscellaneous                   9.09%
  AAR Corp.                                           8,000              143,496
  Disney (Walt) Co.                                   4,000              117,000
  Ryder Systems                                       4,000               97,748
  St. Paul Companies                                  9,026              304,059
                                                                     -----------
                                                                         662,303
 Manufacturing                 15.22%
  Boeing, Inc.                                        4,000              165,748
  Clayton Homes                                       8,000               73,496
  ConAgra Inc.                                       12,000              270,744
  Sunoco Products                                    12,000              273,000
  Universal Foods                                    16,000              326,000
                                                                     -----------
                                                                       1,108,988
 Metals                         9.53%
  Barrick Gold Corp.                                  8,000              142,496
  IMCO Recycling Inc.                                12,000              151,500
  Kinross Gold, Inc. *                               25,612               86,976
  Homestake Mining                                   32,000              112,480
                                                                     -----------
                                                                         693,452
 Retailers                     18.83%
 Pep Boys                                            24,000              219,000
 Supervalu Inc.                                      32,000              640,000
 TJX Companies Inc.                                  12,000              245,244
 U. S. Foodservice *                                 16,000              268,000
                                                                     -----------
                                                                       1,372,244
                                                                     -----------
  TOTAL COMMON STOCKS               (Cost $5,486,483)                  4,385,979
PREFERRED STOCKS:               5.03%
 Battle Mountain Gold $3.25 cm Cv Pfd                12,000              308,244
 Coeur D Alene Mines adj red Cv Pfd                  16,000               58,000
                                                                     -----------
  TOTAL PREFERRED STOCKS            (Cost $878,092)                      366.244
BONDS:                          7.06%
 Coeur D Alene Mines 7.25s10/31/05 conv sub deb     300,000              167,250
 US Treasury Bond Strip Prin Amt due 2/15/27      2,000,000              346,800
                                                                     -----------
  TOTAL BONDS                        (Cost $633,387)                     514,050
SHORT TERM INVESTMENT:         27.51%
 Commerce Bank Premier Savings 1.50%              1,075,708            1,075.708
 J. C. Penny 6.25%s01/13/00                         890,937              890,937
 Royal Bank Money Market 3.69%                       38,326               38,326
                                                                     -----------
  TOTAL SHORT TERM INVESTMENT       (Cost $ 2,004,971)                 2,004,971
                                                                     -----------
  TOTAL SECURITY INVESTMENTS 99.80% (Cost $ 9,002,933)               $ 7,271,244
* Non-income producing security                                      ===========
    The accompanying notes are an integral part of these financial statements
                                     - 1 -


                            VALLEY FORGE FUND, INC.
               STATEMENT OF ASSETS & LIABILITIES - DECEMBER 31, 1999

ASSETS: Investments in securities, at value (cost $ 9,002,933)      $ 7,271,244
  Receivable for interest and dividends                                  14,672
                                                                    -----------
   TOTAL ASSETS                                                       7,285,916

LIABILITIES:                                                                  0
                                                                    -----------
   TOTAL LIABILITIES                                                          0
                                                                    -----------
   NET ASSETS  (equivalent to $7.83/sh based on 930,227 sh of cap-
   ital stock outstanding, 10,000,000 authorized, $.001 par value)  $ 7,285,916
                                                                    ===========

COMPOSITION OF NET ASSETS: Shares of common stock                   $       930
  Paid in capital                                                     8,942,886
  Accumulated net investment income                                      73,789
  Net unrealized depreciation of investments                         (1,731,689)
                                                                    ===========

   NET ASSETS, DECEMBER 31, 1999                                    $ 7,285,916
                                                                    ===========



           STATEMENT OF OPERATIONS -YEAR ENDED DECEMBER 31, 1999

INVESTMENT INCOME: Dividends                                        $   130,106
  Interest                                                              210,003
                                                                    -----------
   TOTAL INVESTMENT INCOME                                              340,109

EXPENSES: Audit                                                           3,300
  Computer services                                                       5,000
  Management fee                                                         80,334
  Officer & director expense                                              2,552
  Office expenses                                                         4,885
  Registration, filing fees & franchise taxes                             2,116
  Other expenses                                                            547
                                                                    -----------
   TOTAL EXPENSES                                                        98,734
                                                                    -----------

   INVESTMENT INCOME, NET                                               241,375
                                                                    ------------
   NET REALIZED GAIN ON SECURITIES TRANSACTIONS:                        199,157

NET CHANGE IN UNREALIZED DEPRECIATION OF INVESTMENTS:                  (393,909)
                                                                    -----------
   NET GAIN ON INVESTMENTS:                                            (194,752)
                                                                    -----------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS:              $   46,623
                                                                    ===========

    The accompaning notes are an integral part of these financial statements

                          VALLEY FORGE FUND, INC.
   STATEMENTS OF CHANGES IN NET ASSETS - YEARS ENDED DECEMBER 31, 1999 & 1998

INCREASE IN NET ASSETS FROM OPERATIONS                  I999             1998
 Investment income - net                           $   241,375      $   316,443
 Net realized gain on securities transactions          199,157          618,976
 Net change in unrealized depreciation of investments (393,909)        (539,348)
                                                   -----------      -----------
  NET INC IN NET ASSETS RESULTING FROM OPERATIONS       46,623          396,071

 Dist to shareholders from inv income - net           (245,025)        (320,288)
 Dist to shareholders from net realized gain on inv   (201,270)        (622,301)
 Net capital share transactions                     (1,228,491)      (1,339,707)
                                                   -----------      -----------
  NET DECREASE IN NET ASSETS                        (1,627,863)      (1,886,225)

NET ASSETS, BEGINNING OF YEAR                        8,913,779       10,800,004
                                                   -----------     ------------
NET ASSETS, END OF YEAR                            $ 7,285,916      $ 8,913,779
                                                   ===========      ===========

                            NOTES TO FINANCIAL STATEMENTS

NOTE 1 SUMMARY, SIGNIFICANT ACCOUNTING POLICIES: NATURE OF OPERATIONS Valley Forge Fund ("the Fund") is registered under the Investment Company Act of 1940, as amended, as a nondiversified, open-end management investment company. The following is a summary of the significant accounting policies consistently fol-lowed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.
SECURITY VALUATIONS The Fund values its securities, where market quotations are readily available, at market value based on the last recorded sales price as re-ported by the principal securities exchange on which the security is traded, or if the security is not traded on an exchange, market value is based on the lat-est bid price. Short term investments are valued at cost. Amortization of the discount on these holdings are reflected in accrued interest.
FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore no federal income tax provision is required.
DISTRIBUTIONS TO SHAREHOLDERS The Fund intends to distribute to shareholders substantially all of its net investment income and net realized long-term capi-tal gains at year end.
OTHER The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend in-come is recorded on the ex-dividend date and interest income on an accrual basis. Zero coupon bonds are amortized to investment income by the interest method. The Amortization is included in the cost of investments in determining the net change in unrealized appreciation/depreciation on investments.
ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assump-tions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2 CAPITAL SHARE TRANSACTIONS As of December 31,1999, the total par value and paid in capital totaled $8,943,816.

NOTE 2 CAPITAL SHARE TRANSACTIONS: (continued) Transactions in capital stock were as follows:
                                             Years ended December 31,
                                           1999                    1998
                                    Shares      Amount      Shares      Amount
                                   -------- ------------  --------- -----------
Shares sold                         42,531  $   355,736     78,346  $   724,610
Shares issued in reinvest of div    55,458      432,018    109,912      910,071
Shares redeemed                   (238,867)  (2,015,945)  (322,991)  (2,974,388)
                                   --------- ------------  --------- -----------
Net (decrease) increase           (140,878) $(1,228,191)  (134,733) $(1,339,707)
                                   ========= ============  ========= ===========

NOTE 3 INVESTMENTS: For the year ended December 31, 1990, purchases and sales of investment securities other than short-term investments aggregated $ 6,661,050 and $ 5,675,731 respectively. The gross unrealized appreciation for all securi-ties totaled $284,919 and the gross unrealized depreciation for all securities totaled $2,016,608 or a net unrealized depreciation of $1,731,689. The aggregate cost of securities for federal income tax purposes at December 31, 1999 was $ 7,888,899.
Net realized gain on investments for the year ended December 31, 1999 was $199,157, all of which were long transactions.

NOTE 4 INVESTMENT ADVISORY AGREEMENT & OTHER RELATED TRANSACTIONS: The Fund has an investment advisory agreement with the Valley Forge Management Corp., (VFMC) whereby VFMC receives a fee of 1% per year on the net assets of the Fund. All fees are computed on the average daily closing net asset value of the Fund and are payable monthly. For the year ended December 31, 1999 VFMC received $80,334 in investment advisory fees.
Mr Bernard Klawans is the sole owner, director and officer of VFMC and is also president of the Fund. Mr. Klawans also received $5,000 this year from the Fund for a computer lease.

NOTE 5 DISTRIBUTION TO SHAREHOLDERS: On December 31, 199, a distribution of $.98 per share aggregating $446,295 was paid to shareholders of record on December 31, 1999 from net investment income ($.28 per share is treated as ordinary in-come & $.23 per share as distribution from capital gains).

                             VALLEY FORGE FUND, INC.
          FINANCIAL HIGHLIGHTS AND RELATED RATIOS/SUPLEMENTAL DATA
             For a share of capital stock throughout the period


                                                       Years  Ended
                                           1999    1998    1997    1996    1995

Net asset value, beginning of year       $ 8.32  $ 8.96  $ 9.36  $ 9.48  $ 9.41


Income from investment operations:
Net investment income                      0.29    0.28    0.30    0.32    0.33
Net security realized & unrealized gains  (0.27)   0.06    0.26    0.27    0.67
                                         _______________________________________
Total from investment operations           0.02    0.34    0.56    0.59    1.00



Less distributions:
Dividends (from net investment income)    (0.28)  (0.33)  (0.33)  (0.31)  (0.33)
Distributions (from capital gains)        (0.23)  (0.65)  (0.63)  (0.40)  (0.60)
                                         _______________________________________

Net asset value, end of year             $ 7.83  $ 8.32  $ 8.96  $ 9.36  $ 9.48
                                         =======================================



Ratios to average net assets:
Expenses                                   1.20%   1.30%   1.30%   1.40%   1.30%
Net investment income                      3.00%   3.20%   3.20%   3.30%   3.20%


Suplemental data:
Net assets, end of year in thousands     $ 7,286 $ 8,914 $10,800 $11,423 $11,151
Total return                               0.27%   3.79%   5.98%   6.22%  10.63%
Portfolio turnover rate                   71.10% 107.60%  59.70%  42.20%  15.70%


















    The accompaning notes are an integral part of these financial statements